EXHIBIT 10.12
                            DEBT CONVERSION AGREEMENT

      This Debt Conversion Agreement (the "Agreement") is made as of 28th day of December, 2004 by and between iSecuretrac Corp., a Delaware corporation (the "Company"), and Martin Halbur (the "Debt Holder").

                                    RECITALS

      A. The Debt Holder is the holder of one or more liabilities and obligations of the Company which is described in Schedule 1 hereto (the "Obligations"). The outstanding balance and accrued interest of each of the Obligations is set forth in Schedule 1.

      B. In order to facilitate the Company's ability to raise additional equity capital, the Debt Holder and the Company desire to convert the entire principal balance of the Obligations, but not the accrued interest thereon, into shares of the Company's Common Stock, par value ($0.01) per share (the "Common Stock") on the terms and conditions set forth herein and, in connection therewith to (i) cancel and forgive the accrued interest on the Obligations, (ii) release all claims held by the Debt Holder with respect to the Obligations and the payment of principal and interest thereon, and (iii) effect the release any and all security interests, liens and other encumbrances on the assets of the Company held by the Debt Holder as security for the Obligations.

      NOW, THEREFORE, in consideration of the mutual promises set forth herein and of other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound hereby, do agree as follows:

                                    AGREEMENT

1. Conversion of Obligations, Forgiveness of Interest and Release of Security.

      1.1 Conversion of Obligations into Common Stock. Subject to the terms and conditions of this Agreement, at the Closing (as defined herein) Debt Holder agrees to cancel and terminate the Obligations and to convert the entire outstanding principal balance of the Obligations (which amounts are set forth in Schedule 1 hereto) into shares of Common Stock at a conversion price of twenty-three cents ($0.23) per share. In addition, the Debt Holder agrees that all accrued and unpaid interest on the Obligations through the Closing shall be cancelled and forgiven at the Closing. By converting the Obligations into Common Stock, and cancelling and forgiving the interest thereon, the Debt Holder acknowledges and agrees that the Obligations will be cancelled and terminated in all respects and for all purposes and that the Debt Holder will be deemed to have released all claims held by the Debt Holder with respect to the Obligations and the payment of principal and interest thereon.

      1.2 Release of Security Interests. As a condition to the issuance of the shares of Common Stock in conversion of the Obligations at Closing, Debt Holder hereby cancels, terminates and releases any and all security interests, liens and other encumbrances held by or for the benefit of the Debt Holder with respect to the Obligations in or on the assets, rights or other property of the Company, including, without limitation, all security interests, liens and other encumbrances on the patents, trademarks and other intellectual property rights of the Company (collectively, the "Security Interests"). Debt Holder agrees to execute and deliver such instruments and documents (including UCC-3 filings) and take such other action as may be necessary to affect the complete release of all Security Interests.

      1.3 General Release. It is the intention of the parties hereto in executing this instrument that the same shall be effective as a bar to each and every claim, demand and cause of action, known or unknown as of the date hereof, relating to the Obligations. The Debt Holder expressly consents that the above release shall be given full force and effect according to each and all of its express terms and provisions, including as well those relating to the unknown and unsuspected claims, demands and causes of action hereinabove specified.

      1.4 Closing; Deliveries.

      (a) The conversion of the Obligations into Common Stock shall take place at a closing (the "Closing") to be held in the offices of the Company, 5078 South 111th Street, Omaha, Nebraska, at 10:00 a.m. local time on December 31, 2004.

      (b) At the Closing, the Company shall deliver to the Debt Holder a certificate representing the shares of Common Stock being issued in conversion of the Obligations.

      (c) At the Closing, Debt Holder shall deliver to the Company:

            (i) each of the notes or other documents evidencing the Obligations listed in Schedule 1 which shall be marked as "Cancelled"; and

            (ii) such instruments and documents (including UCC-3 filings) and take such other action as may be necessary to effect the full and complete release of all Security Interests.

2. Representations and Warranties of the Company. The Company hereby represents and warrants to Debt Holder that:

      2.1 Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on its business or properties.

      2.2 Authorization. All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder and thereunder and the authorization, issuance and delivery of the shares of Common Stock at Closing has been taken or will be taken prior to the Closing.

      2.3 Valid Issuance of Shares. The shares of Common Stock, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under
Section 3.5 and applicable federal and state securities laws. Based in part upon the representations of the Debt Holder in this Agreement, the Common Stock will be issued in compliance with all applicable federal and state securities laws.


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

3. Representations and Warranties of the Debt Holder. Debt Holder hereby represents and warrants to the Company that:

      3.1 Authorization. The Debt Holder has full power and authority to enter into this Agreement. All corporate or other action on the part of the Debt Holder, and if applicable, its officers, directors, shareholders and/or partners necessary for the authorization, execution and delivery of this Agreement, and the performance of all obligations of Debt Holder hereunder has been taken or will be taken prior to the Closing. This Agreement, when executed and delivered by Debt Holder, will constitute valid and legally binding obligations of Debt Holder, enforceable in accordance with their terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or any other laws of general application affecting enforcement of creditors rights generally, and as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

      3.2 Acquiring Shares Entirely for Own Account. Debt Holder hereby represents that the shares of Common Stock to be issued to Debt Holder hereunder will be acquired for investment for Debt Holder's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that Debt Holder has no present intention of selling the same. By executing this Agreement, Debt Holder further represents that Debt Holder does not presently have any contract, undertaking, agreement or arrangement with any person to sell to any of the shares of Common Stock to be issued hereunder.

      3.3 Accredited Investor. Debt Holder is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act and has such knowledge and experience in financial and business matters to be capable of evaluating the risks and merits of the shares of Common Stock.

      3.4 Disclosure of Information. The Debt Holder, if not an officer of the Company, has (i) had an opportunity to discuss the Company's business, management, financial affairs and the terms and conditions of the issuance of the shares of Common Stock hereunder with the Company's management; (ii) not been offered shares of Common Stock by any form of advertisement, notice, article or other solicitation, whether broadcast over television, radio, seminar or Internet, and (iii) relied in making its investment decision exclusively the foregoing investigation and on the representations and warranties contained in this Agreement.

      3.5 Restricted Stock.

      (a) The Debt Holder understands that issuance of the shares of Common Stock to the Debt Holder has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Debt Holder's representations as expressed herein. The Debt Holder understands that the shares of Common Stock are "restricted securities" under applicable U.S. federal and state securities laws and that, pursuant to these laws, Debt Holder must hold the shares of Common Stock indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. The Debt Holder further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the shares of Common Stock, and on requirements


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

relating to the Company which are outside of such Debt Holder's control, and which the Company is under no obligation and may not be able to satisfy.

      (b) Notwithstanding the paragraph (a) of this Section 3.5, the Company will enter into a registration rights agreement relating to the registration of the shares of its Common Stock issued to the Debt Holder under which the Company will agree to register, at the Company's expense, such Common Stock under the Securities Act for resale by the Debt Holder.

      3.6 Legend. The Debt Holder understands that the shares of Common Stock will bear a legend required by the Securities Act or by the Blue Sky laws of any state to the extent such laws are applicable to the shares represented by the certificate so legended. The Company may instruct its transfer agent not to register the transfer of any shares of Common Stock until and unless the conditions specified in the legend is satisfied.

4. Conditions of the Debt Holder's Obligations at Closing. The obligations of Debt Holder to the Company under this Agreement are subject to the fulfilment on or before the Closing of each of the following conditions, unless otherwise waived:

      4.1 Representations and Warranties. The representations and warranties of the Company contained in Section 2 shall be true and correct in all material respects on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

      4.2 Performance. The Company shall have performed and complied in all material respects with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

      4.3 Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance of the shares of Common Stock pursuant to this Agreement shall be obtained and effective as of the Closing.

5. Conditions of the Company's Obligations at Closing. The obligations of the Company to Debt Holder under this Agreement are subject to the fulfilment on or before the Closing of each of the following conditions, unless otherwise waived:

      5.1 Representations and Warranties. The representations and warranties of the Debt Holder contained in Section 3 shall be true and correct on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

      5.2 Performance. All covenants, agreements and conditions contained in this Agreement to be performed by Debt Holder on or prior to the Closing shall have been performed or complied with in all material respects.

      5.3 Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the shares of Common Stock pursuant to this Agreement shall be obtained and effective as of the Closing.

6. Miscellaneous.


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

      6.1 Further Actions. The Company and Debt Holder agree that in case at any time after the Closing any further action is necessary or desirable to carry out the purposes of this Agreement, each of the parties hereto will take such further action (including without limitation, the execution and delivery of such further instruments and documents) as any other party hereto may reasonably request.

      6.2 Survival of Warranties. Unless otherwise set forth in this Agreement, the warranties, representations and covenants of the Company and Debt Holder contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing for a period of one (1) year following the Closing.

      6.3 Transfer; Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

      6.4 Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.

      6.5  Counterparts.   This  Agreement  may  be  executed  in  two  or  more
counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

      6.6 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

      6.7 Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or sent by telegram or fax, or forty-eight
(48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, addressed to the party to be notified at such party's address as set forth on the signature page, or as subsequently modified by written notice, and if to the Company, 5078 South 111th Street, Omaha, Nebraska, 68137.

      6.8 Attorney's Fees. If any action at law or in equity (including arbitration) is necessary to enforce or interpret the terms of any of this Agreement, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

      6.09 Amendments and Waivers. Any term of this Agreement may be amended or waived only with the written consent of the Company and the Debt Holder. Any amendment or waiver affected in accordance with this Section 6.09 shall be binding upon the Debt Holder and each transferee of the Common Stock, each future holder of all such securities, and the Company.

      6.10 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such


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

provision shall be excluded from this Agreement, (b) the balance of the Agreement shall be interpreted as if such provision were so excluded and (c) the balance of the Agreement shall be enforceable in accordance with its terms.

      6.11 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

      6.12 Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements relating to the subject matter hereof existing between the parties hereto are expressly cancelled.

      6.13 Third Party Beneficiaries. Except as specifically provided in Sections 6.3 and 6.09 hereof, no provision of this Agreement is intended for the benefit of any party other than the parties hereto.

      IN WITNESS WHEREOF, the parties have executed this Debt Conversion Agreement as of the date first written above.


                                       DEBT HOLDER


                                       /s/ Martin Halbur
                                       -----------------------------------------
                                       Martin Halbur


                                       ISECURETRAC CORP.


                                       /s/ David G. Vana
                                       -----------------------------------------
                                       David G. Vana
                                       Chief Financial Officer


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



                                   Schedule 1


                                   Principal     Interest    Origination    Maturity       Accrued
           Account Name           at 12/28/04      Rate          Date         Date        Interest
-------------------------------------------------------------------------------------------------------
Investor Loan - Martin Halbur      $75,000        10.00%      11/02/01      11/02/02        $1,829